UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 14, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report (including the exhibits) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report (including the exhibits) shall not be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 14, 2010, Rick E Winningham, Theravance’s Chief Executive Officer, presented at the 28th Annual J.P. Morgan Healthcare Conference, in San Francisco, CA.  Rick E Winningham and Michael W. Aguiar, Theravance’s Senior Vice President and Chief Financial Officer, conducted a Q&A session after the presentation.  A copy of the transcript of the presentation and Q&A session are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Copies of the slides shown at this presentation were furnished via Form 8-K dated January 14, 2010.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description
	Exhibit 99.1	Transcript of Theravance’s presentation at the 28th Annual J.P. Morgan Healthcare Conference
	Exhibit 99.2	Transcript of Theravance’s Q&A session at the 28th Annual J.P. Morgan Healthcare Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: January 20, 2010	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Transcript of Theravance’s presentation at the 28th Annual J.P. Morgan Healthcare Conference
Exhibit 99.2	Transcript of Theravance’s Q&A session at the 28th Annual J.P. Morgan Healthcare Conference